COMPUTATIONAL MATERIALS FOR
                                               RAMP SERIES 2003-RS1 TRUST
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                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $700,000,000 (APPROXIMATE)

                           RAMP SERIES 2003-RS1 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RS1



                JANUARY 28, 2003 REVISED Computational Materials

                            CHANGES TO PRIOR VERSION:

1. See changed page 15: Group I Percent of Pool over 80% LTV with MI: 66.83% 2. See changed page 20: Group II Percent of Pool over 80% LTV with MI: 5.26 %








ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

EXPECTED TIMING:      Pricing Date:       On or about January [31], 2003
                      Settlement Date:    On or about February [27], 2003
                      First Payment       March 25, 2003
                      Date:


STRUCTURE:  Group I:            $300.0 million SENIOR/SUBORDINATE structure
            Group II:           $400.0 million SURETY structure
            Rating Agencies:    Moody's and Standard & Poor's



________________________________________________________________________________
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner


             RAMP SERIES 2003-RS1 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)
                                          SUMMARY REPORT

Principal Balance                    $300,296,839.57
Number of Mortgage Loans                       1,816

                                             AVERAGE    MINIMUM    MAXIMUM
Original Principal Balance                  $165,742    $25,000 $1,500,000

                                    WEIGHTED AVERAGE    MINIMUM    MAXIMUM
Original Term (mos)                              328        120        360
Remaining Term to Maturity (mos)                 326        115        360
Age (mos)                                          2          0         19
Mortgage Rate                                 7.665%     5.500%    13.000%
Loan-to-Value Ratio                           84.96%     20.00%    107.00%
Credit Score                                     674        491        813

LIEN POSITION                        % OF LOAN GROUP            LOAN PURPOSE         % OF LOAN GROUP
1st Lien                                     100.00%            Purchase                      57.93%
                                                                Equity Refinance              28.32%
OCCUPANCY                            % OF LOAN GROUP            Rate/Term Refinance           13.75%
Primary Residence                             89.54%
Second/Vacation                                1.85%            PROPERTY TYPE        % OF LOAN GROUP
Non-Owner Occupied                             8.61%            Single Family                 57.14%
                                                                Detached
                                                                2 to 4 Family Units           17.77%
DOCUMENTATION                        % OF LOAN GROUP            PUD (detached)                15.52%
Full Documentation                            37.38%            Condo Low-Rise                 5.97%
Reduced Documentation                         62.62%            PUD (attached)                 1.94%
                                                                Manufactured Home              0.86%
SERVICING                            % OF LOAN GROUP            Townhouse                      0.41%
Homecomings                                   96.03%            Condo High-Rise                0.39%
                                                                Condo Mid-Rise                 0.01%
DELINQUENCY                          % OF LOAN GROUP
Current                                       99.75%            PERCENT OF POOL
30 to 59 Days Delinquent                       0.25%             WITH PREPAYMENT              45.35%
                                                                PENALTY

EXCEPTION CATEGORY                   % OF LOAN GROUP            PERCENT OF POOL
Expanded Criteria Exceptions                   74.48%            OVER 80% LTV WITH            66.83%
(RALI)                                                          MI
Alternet Exceptions (RASC)                      9.95%
Jumbo A Exceptions (RFMSI)                     11.30%
Home Solution Exceptions (RAMP-RZ)              4.27%


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                CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                           -----------                        % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES        LOANS         BALANCE             BALANCE
--------------------------        1          $34,287                0.01%
499 or less
500 to 519                        5          365,438                0.12
520 to 539                        5          334,954                0.11
540 to 559                        7          331,536                0.11
560 to 579                       14        1,015,144                0.34
580 to 599                       59        4,844,928                1.61
600 to 619                       95       11,699,308                3.90
620 to 639                      333       52,930,675               17.63
640 to 659                      357       59,429,694               19.79
660 to 679                      315       52,666,279               17.54
680 to 699                      217       39,510,746               13.16
700 to 719                      156       29,392,313                9.79
720 to 739                       86       15,839,939                5.27
740 to 759                       65       11,413,092                3.80
760 or greater                   92       19,411,505                6.46
SUBTOTAL WITH CREDIT          1,807     $299,219,838               99.64%
SCORES:
Not Available (1)                 9        1,077,001                0.36
--------------------------  1,816 $300,296,840  100.00% TOTAL: (1) Group I Loans
indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

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        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
--------------------------                                    % OF CURRENT
ORIGINAL MORTGAGE           NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
                        AMOUNT ($) LOANS BALANCE BALANCE
               -------------------------- 692 $49,523,810 16.49%
<= 100,000
100,001 to 200,000              603       85,225,446               28.38
200,001 to 300,000              285       69,581,895               23.17
300,001 to 400,000              155       53,717,000               17.89
400,001 to 500,000               50       22,349,952                7.44
500,001 to 600,000               17        9,250,731                3.08
600,001 to 700,000                9        5,806,730                1.93
700,001 to 800,000                2        1,507,271                0.50
800,001 to 900,000                1          862,395                0.29
900,001 to 1,000,000              1          972,901                0.32
1,000,001 to 1,500,000            1        1,498,709                0.50
--------------------------    1,816     $300,296,840              100.00%
Total:

                     MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
MORTGAGE                    NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 to 5.999                   18       $5,857,469                1.95%
6.000 to 6.499                  116       35,267,294               11.74
6.500 to 6.999                  183       43,050,423               14.34
7.000 to 7.499                  211       34,350,847               11.44
7.500 to 7.999                  399       62,876,504               20.94
8.000 to 8.499                  366       54,544,799               18.16
8.500 to 8.999                  286       42,203,661               14.05
9.000 to 9.499                   68        7,747,532                2.58
9.500 to 9.999                  102        9,838,453                3.28
10.000 to 10.499                 32        2,264,356                0.75
10.500 to 10.999                 20        1,311,089                0.44
11.000 to 11.499                  6          393,496                0.13
11.500 to 11.999                  6          458,084                0.15
12.000 to 12.499                  1           71,283                0.02
12.500 to 12.999                  1           31,584                0.01
13.000 to 13.499                  1           29,965                0.01
TOTAL:                        1,816     $300,296,840              100.00%

                   NET MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
NET MORTGAGE                NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.000 to 5.499                   11       $4,212,079                1.40%
5.500 to 5.999                   89       27,622,679                9.20
6.000 to 6.499                  164       41,061,842               13.67
6.500 to 6.999                  203       35,742,377               11.90
7.000 to 7.499                  359       55,652,098               18.53
7.500 to 7.999                  407       62,321,106               20.75
8.000 to 8.499                  319       47,849,927               15.93
8.500 to 8.999                   98       11,490,561                3.83
9.000 to 9.499                   97        9,050,567                3.01
9.500 to 9.999                   44        3,546,637                1.18
10.000 to 10.499                 11          830,405                0.28
10.500 to 10.999                  6          368,390                0.12
11.000 to 11.499                  5          415,339                0.14
11.500 to 11.999                  1           71,283                0.02
12.000 to 12.499                  2           61,549                0.02
TOTAL:                        1,816     $300,296,840              100.00%

              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL LOAN-TO-VALUE      NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 to 50.00                    33       $5,400,489                1.80%
50.01 to 55.00                   16        3,954,130                1.32
55.01 to 60.00                   29        5,590,663                1.86
60.01 to 65.00                   39        8,880,821                2.96
65.01 to 70.00                   53       11,433,389                3.81
70.01 to 75.00                   80       16,240,877                5.41
75.01 to 80.00                  401       79,829,529               26.58
80.01 to 85.00                   89       14,297,020                4.76
85.01 to 90.00                  274       43,480,939               14.48
90.01 to 95.00                  485       77,397,471               25.77
95.01 to 100.00                 286       30,259,547               10.08
100.01 to 110.00                 31        3,531,966                1.18
TOTAL:                        1,816     $300,296,840              100.00%

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
California                      144      $39,831,051               13.26%
Florida                         242       28,394,670                9.46
New York                        115       28,125,280                9.37
New Jersey                      118       27,006,702                8.99
Illinois                        141       26,517,779                8.83
Arizona                          99       14,407,100                4.80
Colorado                         54       10,517,600                3.50
Georgia                          55       10,431,096                3.47
Massachusetts                    32        9,510,036                3.17
Other                           816      105,555,525               35.15
TOTAL:                        1,816     $300,296,840              100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                              % OF CURRENT
LOAN                        NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                      1,070     $173,961,134               57.93%
Equity Refinance                559       85,054,079               28.32
Rate/Term Refinance             187       41,281,627               13.75
TOTAL:                        1,816     $300,296,840              100.00%

                     OCCUPANCY TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Primary Residence             1,559     $268,884,259               89.54%
Non-Owner Occupied              231       25,853,677                8.61
Second/Vacation                  26        5,558,904                1.85
TOTAL:                        1,816     $300,296,840              100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PROPERTY TYPE                       LOANS          BALANCE             BALANCE
Single-family detached              1,081       $171,582,219             57.14%
Two- to four-family units             267         53,348,641            17.77
Planned Unit Developments             227         46,608,494            15.52
(detached)
Condo Low-Rise (less than 5           150         17,929,782             5.97
stories)
Planned Unit Developments              40          5,816,965             1.94
(attached)
Manufactured Home                      34          2,569,395             0.86
Townhouse                              14          1,242,291             0.41
Condo High-Rise (9 stories or           2          1,161,653             0.39
more)
Condo Mid-Rise (5 to 8 stories)         1             37,400             0.01
TOTAL:                              1,816       $300,296,840            100.00%

            MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Reduced Documentation         1,114     $188,042,824               62.62%
Full Documentation              702      112,254,016               37.38
TOTAL:                        1,816     $300,296,840              100.00%

                PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                              % OF CURRENT
PREPAYMENT PENALTY          NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                            828     $164,100,268               54.65%
12 Months                       308       58,188,373               19.38
24 Months                        11          987,257                0.33
36 Months                       395       41,227,614               13.73
60 Months                       270       35,372,219               11.78
Other (1)                         4          421,109                0.14
TOTAL:                        1,816     $300,296,840              100.00%
(1)     Not 0, 12, 24,36 or 60 months and not more than 60 months.



         RAMP SERIES 2003-RS1 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                          SUMMARY REPORT
Principal Balance                     $400,500,531.84
Number of Mortgage Loans                        2,535

                                              AVERAGE    MINIMUM     MAXIMUM
Original Principal Balance                   $158,318    $25,000  $1,000,000

                                     WEIGHTED AVERAGE    MINIMUM     MAXIMUM
Original Term (mos)                               360        337         360
Remaining Term to Maturity (mos)                  357        327         360
Age (mos)                                           3          0          16
Mortgage Rate                                  8.146%     4.250%     12.560%
Loan-to-Value Ratio                            90.57%     17.00%     109.00%
Credit Score                                      641        492         810

Margin                                         6.684%     2.000%     12.170%
Initial Periodic Cap                           3.217%     1.000%      7.000%
Periodic Cap                                   1.248%     1.000%      5.000%
Maximum Mortgage Rate                         14.298%     9.250%     18.560%
Minimum Mortgage Rate                          7.232%     2.000%     12.560%
Next Rate Adj. (mos)                               30          2         119

LIEN POSITION                         % OF LOAN GROUP            LOAN PURPOSE           % OF LOAN GROUP
1st Lien                                      100.00%            Purchase                        48.82%
                                                                 Equity Refinance                42.73%
OCCUPANCY                             % OF LOAN GROUP            Rate/Term Refinance              8.44%
Primary Residence                              93.60%
Non-Owner Occupied                              5.85%            PROPERTY TYPE          % OF LOAN GROUP
Second/Vacation                                 0.55%            Single Family Detached          74.68%
                                                                 PUD (detached)                  12.77%
DOCUMENTATION                         % OF LOAN GROUP            2 to 4 Family Units              4.86%
Full Documentation                             66.49%            Condo Low-Rise                   4.79%
Reduced Documentation                          33.51%            PUD (attached)                   1.77%
                                                                 Townhouse                        0.85%
SERVICING                             % OF LOAN GROUP            Manufactured Home                0.14%
Homecomings                                    95.40%            Condo High-Rise                  0.13%
                                                                 Condo Mid-Rise                   0.01%
DELINQUENCY                           % OF LOAN GROUP
Current                                        98.85%            PERCENT OF POOL
30 to 59 Days Delinquent                        1.15%             WITH PREPAYMENT                77.22%
                                                                 PENALTY

EXCEPTION CATEGORY                    % OF LOAN GROUP            PERCENT OF POOL
Expanded Criteria Exceptions                   18.22%             OVER 80% LTV WITH MI            5.26%
(RALI)
Alternet Exceptions (RASC)                     72.64%
Jumbo A Exceptions (RFMSI)                      7.48%
Home Solution Exceptions (RAMP-RZ)              1.66%


                  CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES              LOANS         BALANCE             BALANCE
499 or less                             1           $53,819               0.01%
500 to 519                             50         6,199,754              1.55
520 to 539                             40         6,294,069              1.57
540 to 559                             49         6,649,411              1.66
560 to 579                            178        25,787,055              6.44
580 to 599                            385        50,678,648             12.65
600 to 619                            526        73,277,180             18.30
620 to 639                            380        55,498,958             13.86
640 to 659                            295        47,098,572             11.76
660 to 679                            188        35,318,231              8.82
680 to 699                            121        21,960,369              5.48
700 to 719                            101        19,469,526              4.86
720 to 739                             80        16,704,975              4.17
740 to 759                             58        16,216,311              4.05
760 or greater                         80        19,104,451              4.77
SUBTOTAL WITH SCORES                2,532      $400,311,327              99.95%
Not Available (1)                       3           189,205              0.05
TOTAL:                              2,535      $400,500,532             100.00%


     (1) Group II Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group II Loans where no credit history can be obtained for the related mortgagor.

          ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL MORTGAGE                 NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                          LOANS         BALANCE             BALANCE
0 to 100,000                          780        $59,090,925             14.75%
100,001 to 200,000                  1,212        171,231,052            42.75
200,001 to 300,000                    330         80,475,470            20.09
300,001 to 400,000                    112         38,926,451             9.72
400,001 to 500,000                     67         30,345,071             7.58
500,001 to 600,000                     24         13,020,817             3.25
600,001 to 700,000                      5          3,274,087             0.82
700,001 to 800,000                      3          2,285,999             0.57
800,001 to 900,000                      1            862,379             0.22
900,000 or greater                      1            988,282             0.25
TOTAL:                              2,535       $400,500,532            100.00%

                      MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
MORTGAGE                          NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS          BALANCE            BALANCE
4.000 to 4.499                          3         $1,186,648              0.30%
4.500 to 4.999                         10          4,342,533             1.08
5.000 to 5.499                         37         12,620,715             3.15
5.500 to 5.999                         68         16,950,667             4.23
6.000 to 6.499                         91         20,962,667             5.23
6.500 to 6.999                        166         34,115,013             8.52
7.000 to 7.499                        121         23,668,330             5.91
7.500 to 7.999                        269         48,387,975            12.08
8.000 to 8.499                        292         48,064,323            12.00
8.500 to 8.999                        576         81,739,654            20.41
9.000 to 9.499                        333         41,552,808            10.38
9.500 to 9.999                        359         43,971,262            10.98
10.000 to 10.499                      127         14,517,263             3.62
10.500 to 10.999                       58          6,365,894             1.59
11.000 to 11.499                       16          1,480,982             0.37
11.500 to 11.999                        5            325,544             0.08
12.000 to 12.499                        3            161,922             0.04
12.500 to 12.999                        1             86,334             0.02
TOTAL:                              2,535       $400,500,532            100.00%

                    NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
NET MORTGAGE                      NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS         BALANCE             BALANCE
3.500 to 3.999                          3         $1,186,648              0.30%
4.000 to 4.499                          6          2,444,787             0.61
4.500 to 4.999                         27          9,393,015             2.35
5.000 to 5.499                         75         20,133,760             5.03
5.500 to 5.999                         83         20,358,210             5.08
6.000 to 6.499                        165         33,942,775             8.48
6.500 to 6.999                        166         31,174,324             7.78
7.000 to 7.499                        269         48,214,961            12.04
7.500 to 7.999                        328         52,081,933            13.00
8.000 to 8.499                        538         76,396,768            19.08
8.500 to 8.999                        377         47,140,058            11.77
9.000 to 9.499                        305         37,549,643             9.38
9.500 to 9.999                        127         14,056,609             3.51
10.000 to 10.499                       42          4,421,670             1.10
10.500 to 10.999                       16          1,511,441             0.38
11.000 to 11.499                        4            245,674             0.06
11.500 to 11.999                        3            161,922             0.04
12.000 to 12.499                        1             86,334             0.02
TOTAL:                              2,535       $400,500,532            100.00%

                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL LOAN-TO-VALUE            NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                           LOANS          BALANCE             BALANCE
0.01 to 50.00                          17         $3,565,940              0.89%
50.01 to 55.00                          6          1,540,703             0.38
55.01 to 60.00                          7          1,984,364             0.50
60.01 to 65.00                         18          5,078,346             1.27
65.01 to 70.00                         35         10,045,991             2.51
70.01 to 75.00                         72         16,532,742             4.13
75.01 to 80.00                        279         57,900,939            14.46
80.01 to 85.00                        142         22,380,313             5.59
85.01 to 90.00                        354         56,322,376            14.06
90.01 to 95.00                        473         71,494,274            17.85
95.01 to 100.00                     1,119        151,940,632            37.94
100.01 to 110.00                       13          1,713,911             0.43
TOTAL:                              2,535       $400,500,532            100.00%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
STATE                               LOANS         BALANCE             BALANCE
California                            244        $64,159,507             16.02%
Florida                               271         36,733,946             9.17
Colorado                              127         27,588,845             6.89
Illinois                              133         23,486,114             5.86
Arizona                               123         18,602,123             4.64
Ohio                                  147         17,677,267             4.41
Virginia                               80         13,283,194             3.32
North Carolina                        104         13,066,970             3.26
Michigan                               96         12,646,002             3.16
Georgia                                72         12,134,442             3.03
Other (1)                           1,138        161,122,122            40.23
TOTAL:                              2,535       $400,500,532            100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                    MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                    % OF CURRENT
LOAN                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                             LOANS         BALANCE             BALANCE
Purchase                            1,333       $195,542,425             48.82%
Equity Refinance                    1,041        171,136,805            42.73
Rate/Term Refinance                   161         33,821,302             8.44
TOTAL:                              2,535       $400,500,532            100.00%

                       OCCUPANCY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                           LOANS         BALANCE             BALANCE
Primary Residence                   2,369       $374,860,947             93.60%
Non Owner-occupied                    155         23,447,809             5.85
Second/Vacation                        11          2,191,777             0.55
TOTAL:                              2,535       $400,500,532            100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PROPERTY TYPE                       LOANS         BALANCE             BALANCE
Single-family detached              1,992       $299,084,041             74.68%
Planned Unit Developments             238         51,127,698            12.77
(detached)
Two- to four-family units             102         19,459,041             4.86
Condo Low-Rise (less than 5           119         19,193,378             4.79
stories)
Planned Unit Developments              49          7,100,109             1.77
(attached)
Townhouse                              25          3,391,539             0.85
Manufactured Home                       5            567,319             0.14
Condo High-Rise (9 stories or           4            525,371             0.13
more)
Condo Mid-Rise (5 to 8 stories)         1             52,035             0.01
TOTAL:                              2,535       $400,500,532            100.00%

              MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE                  LOANS         BALANCE             BALANCE
Full Documentation                  1,819       $266,311,713             66.49%
Reduced Documentation                 716        134,188,819            33.51
TOTAL:                              2,535       $400,500,532            100.00%

                   PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                    % OF CURRENT
PREPAYMENT PENALTY                NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
None                                  421        $91,243,652             22.78%
12 Months                              86         16,476,559             4.11
24 Months                           1,068        157,542,597            39.34
36 Months                             861        118,956,481            29.70
60 Months                              88         14,622,337             3.65
Other (1)                              11          1,658,906             0.41
TOTAL:                              2,535       $400,500,532            100.00%
(1) Not 0, 12, 24, 36, 48 or 60 months and no more than 60 months.

                   INDEX TYPES OF THE GROUP II MORTGAGE LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
INDEX TYPE                          LOANS         BALANCE             BALANCE
6 Month LIBOR                       2,390       $359,376,025             89.73%
1 Year LIBOR                           75         16,669,753             4.16
1 Year Treasury                        70         24,454,754             6.11
TOTAL:                              2,535       $400,500,532            100.00%

                  MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
MAXIMUM MORTGAGE RATES (%)        NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
0.01 to 9.999                           5         $1,862,178              0.46%
10.000 - 10.999                        59         21,160,599             5.28
11.000 - 11.999                       112         23,292,063             5.82
12.000 - 12.999                       160         35,237,652             8.80
13.000 - 13.999                       254         48,273,735            12.05
14.000 - 14.999                       836        132,887,238            33.18
15.000 - 15.999                       778         99,625,044            24.88
16.000 - 16.999                       237         28,014,182             6.99
17.000 - 17.999                        79          8,605,409             2.15
18.000 - 18.999                        15          1,542,433             0.39
TOTAL:                              2,535       $400,500,532            100.00%

              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST RATE ADJUSTMENT                                       % OF CURRENT
DATE                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
March 2003                              1           $557,229              0.14%
April 2003                              1            573,497             0.14
October 2003                            1            478,222             0.12
November 2003                           2            251,978             0.06
January 2004                            2            282,382             0.07
March 2004                              2            130,869             0.03
April 2004                              1             42,956             0.01
May 2004                                6            704,402             0.18
June 2004                              10          1,682,208             0.42
July 2004                              13          2,251,530             0.56
August 2004                            52          7,492,895             1.87
September 2004                        278         37,841,861             9.45
October 2004                          691        101,145,450            25.25
November 2004                         330         55,882,027            13.95
December 2004                          66         11,763,725             2.94
January 2005                           12          3,426,607             0.86
February 2005                           1            587,329             0.15
March 2005                              1            432,952             0.11
June 2005                               1            398,191             0.10
July 2005                               6            971,705             0.24
August 2005                            10          2,503,294             0.63
September 2005                         52          7,973,483             1.99
October 2005                          306         41,633,735            10.40
November 2005                         449         65,674,588            16.40
December 2005                          20          4,312,667             1.08
September 2006                          1            356,112             0.09
April 2007                              1            386,679             0.10
July 2007                               1            159,000             0.04
August 2007                             5          1,216,167             0.30
September 2007                         12          4,247,084             1.06
October 2007                           32         10,251,855             2.56
November 2007                          59         12,045,231             3.01
December 2007                          46          9,382,827             2.34
August 2009                             1             56,780             0.01
September 2009                          5          2,051,000             0.51
October 2009                            8          2,691,454             0.67
November 2009                          31          5,119,669             1.28
December 2009                          18          3,461,955             0.86
December 2012                           1             78,938             0.02
TOTAL:                              2,535       $400,500,532            100.00%

                       NOTE MARGIN (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
NOTE MARGIN (%)                   NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
2.000 to 2.499                         58        $16,964,234              4.24%
2.500 to 2.999                        176         40,998,826            10.24
3.000 to 3.499                          8          2,612,585             0.65
3.500 to 3.999                         29          9,323,225             2.33
4.000 to 4.499                         39          6,984,865             1.74
4.500 to 4.999                         60         10,776,104             2.69
5.000 to 5.499                        174         34,345,570             8.58
5.500 to 5.999                         82         12,698,392             3.17
6.000 to 6.499                        122         19,999,087             4.99
6.500 to 6.999                        156         24,086,917             6.01
7.000 to 7.499                        213         33,556,376             8.38
7.500 to 7.999                        274         41,768,670            10.43
8.000 to 8.499                        346         46,910,935            11.71
8.500 to 8.999                        350         46,163,716            11.53
9.000 to 9.499                        219         27,815,695             6.95
9.500 to 9.999                        131         15,441,473             3.86
10.000 to 10.499                       60          6,802,984             1.70
10.500 to 10.999                       20          1,719,452             0.43
11.000 to 11.499                       15          1,093,994             0.27
11.500 to 11.999                        2            187,637             0.05
12.000 to 12.499                        1            249,795             0.06
TOTAL:                              2,535       $400,500,532            100.00%